                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,042,527,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                    12-NOV-03

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of e Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure. Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

ADJUSTABLE RATE MORTGAGE LOANS

                                                       AGGREGATE
                                                       PRINCIPAL     PERCENT OF    WEIGHTED
                                     NUMBER OF          BALANCE       MORTGAGE      AVERAGE
RANGE OF MORTGAGE RATES            MORTGAGE LOANS     OUTSTANDING       POOL        COUPON
5.500% or less                           1            $   237,946        0.50%       5.500%
5.501% to 6.000%                         8              1,194,328        2.50        5.878
6.001% to 6.500%                        27              2,807,941        5.88        6.329
6.501% to 7.000%                        57              5,590,811       11.70        6.814
7.001% to 7.500%                        54              5,060,954       10.59        7.310
7.501% to 8.000%                        83              7,058,683       14.77        7.803
8.001% to 8.500%                        77              7,337,700       15.36        8.293
8.501% to 9.000%                        70              6,170,207       12.91        8.797
9.001% to 9.500%                        29              3,333,623        6.98        9.286
9.501% to 10.000%                       35              3,104,285        6.50        9.807
10.001% to 10.500%                      17              2,324,565        4.87       10.291
10.501% to 11.000%                      20              2,187,444        4.58       10.804
11.001% to 11.500%                       5                537,790        1.13       11.228
11.501% to 12.000%                       6                833,503        1.74       11.806
TOTAL:                                 489            $47,779,781      100.00%       8.293%

                                         WEIGHTED       AVERAGE       WEIGHTED      PERCENT
                                         AVERAGE       PRINCIPAL      AVERAGE       FULL OR
                                          CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
RANGE OF MORTGAGE RATES                   SCORE       OUTSTANDING       LTV           DOC
5.500% or less                             521        $   237,946      44.26%       100.00%
5.501% to 6.000%                           617            149,291      79.06         91.75
6.001% to 6.500%                           617            103,998      77.59         64.69
6.501% to 7.000%                           597             98,084      77.20         78.48
7.001% to 7.500%                           582             93,721      78.84         68.80
7.501% to 8.000%                           575             85,044      77.60         75.91
8.001% to 8.500%                           571             95,295      80.26         72.63
8.501% to 9.000%                           556             88,146      79.96         80.73
9.001% to 9.500%                           556            114,953      80.98         80.27
9.501% to 10.000%                          538             88,694      73.42         75.79
10.001% to 10.500%                         545            136,739      73.74         86.20
10.501% to 11.000%                         550            109,372      71.03         72.43
11.001% to 11.500%                         519            107,558      77.46         58.87
11.501% to 12.000%                         527            138,917      61.12         92.09
TOTAL:                                     571        $    97,709      77.46%        76.16%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.293% per annum.

FIXED RATE MORTGAGE LOANS

                                                       AGGREGATE
                                                       PRINCIPAL     PERCENT OF    WEIGHTED
                                     NUMBER OF          BALANCE       MORTGAGE      AVERAGE
RANGE OF MORTGAGE RATES            MORTGAGE LOANS     OUTSTANDING       POOL        COUPON
5.501% to 6.000%                        10            $ 1,025,123         6.35%      5.883%
6.001% to 6.500%                        23              2,289,116        14.18       6.330
6.501% to 7.000%                        20              1,901,237        11.78       6.838
7.001% to 7.500%                        25              2,053,632        12.72       7.267
7.501% to 8.000%                        27              2,238,701        13.87       7.793
8.001% to 8.500%                        20              1,572,674         9.74       8.233
8.501% to 9.000%                        26              2,062,746        12.78       8.778
9.001% to 9.500%                        17              1,114,633         6.90       9.280
9.501% to 10.000%                       10                562,769         3.49       9.767
10.001% to 10.500%                       7                568,061         3.52      10.244
10.501% to 11.000%                       7                496,880         3.08      10.665
11.001% to 11.500%                       3                200,210         1.24      11.087
11.501% to 12.000%                       1                 56,690         0.35      11.600
TOTAL:                                 196            $16,142,474       100.00%      7.854%

                                   WEIGHTED       AVERAGE       WEIGHTED      PERCENT
                                   AVERAGE       PRINCIPAL      AVERAGE       FULL OR
                                    CREDIT        BALANCE       ORIGINAL    ALTERNATIVE
RANGE OF MORTGAGE RATES             SCORE       OUTSTANDING       LTV           DOC
5.501% to 6.000%                     697        $   102,512       75.44%       63.82%
6.001% to 6.500%                     634             99,527       68.29        66.14
6.501% to 7.000%                     640             95,062       77.72        73.08
7.001% to 7.500%                     664             82,145       77.67        63.42
7.501% to 8.000%                     640             82,915       84.56        73.39
8.001% to 8.500%                     595             78,634       76.57        62.91
8.501% to 9.000%                     576             79,336       77.60        63.30
9.001% to 9.500%                     592             65,567       78.51        56.14
9.501% to 10.000%                    607             56,277       76.54        52.99
10.001% to 10.500%                   536             81,152       78.52        82.26
10.501% to 11.000%                   548             70,983       79.79        44.87
11.001% to 11.500%                   552             66,737       67.55        75.34
11.501% to 12.000%                   511             56,690       79.57            -
TOTAL:                               621        $    82,360       77.04%       65.44%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.600% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.854% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.